UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2026

NETCAPITAL INC.

(Exact name of registrant as specified in its charter)

Utah	001-41443	87-0409951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

State Street Financial Center, 1 Lincoln Street, Boston, MA	02111
(Address of principal executive offices)	(Zip Code)

(781) 925-1700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NCPL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 21, 2026, Netcapital Inc. (the “Company”) received a letter (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, because the Company has not yet filed its Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2026 (the “Form 10-Q”), and remains delinquent in filing its Annual Report on Form 10-K for the fiscal year ended April 30, 2026 (the “Form 10-K”), the Company does not comply with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (the “SEC”).

As previously disclosed in the Company’s Current Report on Form 8-K filed on August 27, 2026, the Company received a letter from Nasdaq on August 24, 2026 relating to its failure to timely file the Form 10-K. Pursuant to that letter, the Company has until October 23, 2026 to submit to Nasdaq a plan to regain compliance with respect to both the Form 10-K and the Form 10-Q. If Nasdaq accepts the Company’s plan, Nasdaq may grant the Company an exception of up to 180 calendar days from the due date of the Form 10-K, or until February 9, 2027, to regain compliance. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal that determination to a Nasdaq Hearings Panel.

The Notice has no immediate effect on the listing or trading of the Company’s common stock, which will continue to trade on The Nasdaq Capital Market under the symbol “NCPL,” subject to the Company’s continued compliance with Nasdaq’s other continued listing requirements.

The Company intends to submit a plan to regain compliance to Nasdaq within the required timeframe and intends to file the Form 10-K and the Form 10-Q as soon as practicable. However, there can be no assurance that Nasdaq will accept the Company’s plan, that the Company will be able to regain compliance within any exception period granted by Nasdaq, or that the Company will otherwise maintain compliance with Nasdaq’s continued listing requirements.

On September 25, 2026, the Company issued a press release announcing its receipt of the Notice, as required by Nasdaq Listing Rule 5810(b). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company’s intention to submit a plan to regain compliance with Nasdaq’s listing rules, the timing of the filing of the Form 10-K and the Form 10-Q, and the Company’s ability to maintain the listing of its common stock on Nasdaq. These statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including the Company’s ability to complete the required audit and review of its financial statements, the availability of financing, Nasdaq’s acceptance of the Company’s plan, and the other risks described in the Company’s filings with the SEC. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Netcapital Inc., dated September 25, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2026	NETCAPITAL INC.

	By:	/s/ Todd Violette
	Name:	Todd Violette
	Title:	Chief Executive Officer